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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 2

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 30, 2002


                               NOVO NETWORKS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                       0-28579                 75-2233445
(State or Other Jurisdiction          (Commission             (IRS Employer
 of Incorporation)                    File Number)        Identification Number)


                    2311 Cedar Springs Road, Suite 400,
                               Dallas, Texas                       75201
                 (Address of Principal Executive Offices)       (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 777-4100

               300 Crescent Court, Suite 1760, Dallas, Texas 75201 (Former Name or Former Address, if Changed Since Last Report)

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Introductory Note. The Registrant filed a Current Report on Form 8-K with the
Commission on August 2, 2002 and an 8-K/A on August 22, 2002, in each case, reporting the dismissal of Arthur Andersen LLP as its independent outside auditor. This 8-K/A has been filed by the Registrant to clarify the fact that BDO Seidman LLP served as the Registrant's independent auditor prior to Arthur Andersen LLP. All prior references to BDO Seidman LLP were for historical reference only.

Item 4.   Changes in Registrant's Certifying Accountant

     (a)  Information required by Item 304(a)(1) of Regulation S-K.

          (i) On July 30, 2002, the Registrant dismissed Arthur Andersen LLP as the Registrant's independent accountant.

          (ii) Arthur Andersen LLP previously served as the Registrant's independent outside auditor since January 2, 2001. For the year ended June 30, 2001, Arthur Andersen LLP's audit report did not contain any adverse opinion or a disclaimer of opinion nor was it qualified or modified as to audit scope or accounting principles, except that such report did state that substantial doubt existed that the Registrant could continue as a going concern.

          (iii) The Registrant's Audit Committee and Board of Directors unanimously recommended the dismissal of Arthur Andersen LLP as its independent accountant.

          (iv) During the period from January 2, 2001 through the end of the Registrant's fiscal year ended June 30, 2001, and the subsequent interim period from July 1, 2001 to July 30, 2002 (the date of the referenced dismissal), there were no disagreements between the Registrant and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Anderson LLP, would have caused it to make reference to the subject matter of the disagreement in its report.

          (v) During the period from January 2, 2001 through the end of the Registrant's fiscal year ended June 30, 2001, and the subsequent interim period from July 1, 2001 to July 30, 2002 (the date of the referenced dismissal), there have been no reportable events (as defined in regulation S-K Item 304(a)(1)(v)).

     (b) Effective July 30, 2002, Grant Thornton LLP was approved by the Registrant's Audit Committee and Board of Directors as the new independent accountant. Management has not previously consulted with Grant Thornton LLP concerning any accounting, auditing or reporting matter.

     (c) The Registrant requested that Arthur Andersen LLP provide it with a letter addressed to the SEC stating whether or not it agrees with the above statements. Arthur Andersen LLP cited a newly adopted policy against providing such letters and refused the Registrant's request.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NOVO NETWORKS, INC.

Date: September 5, 2002                          /s/ Barrett N. Wissman
                                                 -------------------------------
                                                 Name:   Barrett N. Wissman
                                                 Title:  President

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